Opportunities for Growth: SouthStar Energy Services Mike Braswell President, SouthStar Energy Services 2007 Analyst Conference March 22, 2007 New York

Objectives Present a general overview of SouthStar's retail natural gas business Provide overview of governance and management processes, including key business risks and mitigations Review factors that have contributed to the Company's success Discuss the path forward and how SouthStar is positioned to adapt to future challenges and opportunities

Business Summary Financials Partnership between AGL Resources and Piedmont Natural Gas One of the largest deregulated retail natural gas marketing companies in the United States Serve customers in seven states, specifically GA, OH, AL, TN, NC, SC and FL Manage one of the largest portfolios of Southeastern pipeline and storage assets Approximately 75 employees and over 200 additional FTEs supporting business through customer operations BPO Revenues of approximately $1B in 2006 Earnings of approximately $92M* in 2006 (EBT) Six-year earnings growth of 34% (EBT CAGR) Strong cash-flow producing business with 100% distribution of earnings in 2004, 2005 and 2006 * Results represent 100% of SouthStar which are split 75% AGLR and 25% Piedmont. Summary of Partnership Facts

Summary of Partnership Facts (continued) Customers Volumes Corporate Citizenship Largest marketer in GA Serve 550k Georgia residential, commercial and industrial customers 515k residential 35k small C&I Approx. 300 large C&I customers in the Southeast Serve as supplier for Dominion East Ohio's Standard Service Offering (SSO) 5 Bcf per year Agreement expires August 2008 Approximately 70 Bcf of gas sales in 2006 Access to 15 Bcf of storage and 350,000 DT/day of pipeline capacity 7 Bcf Production area (Gulf Coast) 5 Bcf Market area - Georgia market 2 Bcf AGLC LNG 1 Bcf DEO SSO assigned Voted one of the 75 Best Places to Work by Atlanta Magazine National Points of Light Award recipient in 2005

Ownership Structure AGL Resources Piedmont Natural Gas Company Georgia Natural Gas Company Piedmont Energy Company SouthStar Energy Services Georgia Natural Gas Ohio Natural Gas Florida Natural Gas Piedmont Energy Company Overview Formed in 1998 as an LLC between AGL Resources, Piedmont and Dynegy Dynegy exited in 2003 Current equity ownership is 70% AGL Resources and 30% Piedmont Earnings sharing is 75% to AGL Resources and 25% to Piedmont except for Ohio and Florida earnings, which are shared 70% to AGL Resources and 30% to Piedmont Governance and key decision responsibilities are shared 50/50

Milestones and Earnings Growth 2000 2001 2002 2003 2004 2005 2006 2007F East 20.4 16.9 49.8 63.5 74.7 87.5 95.6 100 Capabilities and Sophistication 1 3 4 5 6 7 8 9 10 11 1998 2 13 12 * Results represent 100% of SouthStar which are split 75% AGLR and 25% Piedmont 34% Compounded Annual Growth EBT* ($ millions) Legend Outsourced asset mgt to Dynegy Marketing and Trading (DM&T) Consumer Relief Act enacted Executed new customer care outsourcing agreement Terminated agreement with DM&T and internalized asset mgt function Instituted credit criteria for new service application Installed Siebel for sales force automation Re-introduced Gas Guy Introduced formal processes for disaggregating natural exposures Expanded financial hedging operation & talent acquisition Upgraded retail billing system Completed Allegro ETRM installation Entered Ohio and Florida markets Acquired Commerce Energy's GA book 1 2 3 4 5 6 7 8 9 10 11 12 13

Keys To Success Manage risks inherent to retail marketing business Build and leverage a strong portfolio of brands Manage retail customer portfolio for profit Create incremental value from asset management Proactively manage changes to market model Brands Retail Book Assets Risks Legislative & Regulatory Process SouthStar Competencies

Retail Profitability Drivers Profitability Drivers Priority Strategy Implications Gas Margin per Customer Pricing strategy and portfolio management Increase revenue from asset optimization and commodity price risk management High Continues to be the most significant profit lever Customer Count/ Market Share Increase acquisition rates for prospective customers already calling our call center Target single-family customers at natural decision point of choosing a gas provider Acquire high-value switchers with special price plans, incentives, targeted messaging and new services Target larger ACN (multi-family) accounts while shedding smaller, less profitable ACNs Moderate Remains a lever over the long term, though less significant on an annual basis Operating Expenses Seek opportunities for cost savings in the customer care BPO services Continue to reduce bad debt expenses through portfolio high-grading, automated collection calls, prioritization of delinquency paths and use of multiple collection agencies Moderate Currently not a major lever, but requires continued focus; Customer care expenses may have higher opportunity if these services are off- shored

Customer Count and Market Share Average Georgia Firm Customer Count (000s) 2001 2002 2003 2004 2005 2006 2007F Customer Count 565 564 558 534 531 533 540 Comments Customer retention actions focused on high-grading the customer portfolio Customer segmentation analysis used to shift from broad-based to focused marketing and advertising Increased use of price plans to attract and retain high- value customers Less profitable customers de-emphasized, e.g. ACNs Market Share 2001 2002 2003 2004 2005 2006 Total Deregulated Only 1st Qtr 12/31/1996 0.3651 1/31/1997 0.3671 2/28/1997 0.371 3/31/1997 0.3741 4/30/1997 0.3759 5/31/1997 0.3805 6/30/1997 0.3838 7/31/1997 0.3849 8/31/1997 0.3879 9/30/1997 0.3888 10/31/1997 0.3903 11/30/1997 0.3894 1/1/1998 0.3893 2/1/1998 0.3868 3/1/1998 0.3869 4/1/1998 0.3868 5/1/1998 0.3838 6/1/1998 0.3815 7/1/1998 0.3796 8/1/1998 0.3786 9/1/1998 0.3765 10/1/1998 0.3763 11/1/1998 0.3751 12/1/1998 0.3767 1/2/1999 0.3809 0.3834 2/2/1999 0.3824 0.3851 3/2/1999 0.3822 0.3854 4/2/1999 0.381 0.3846 5/2/1999 0.3792 0.3849 6/2/1999 0.3771 0.3829 7/2/1999 0.3744 0.3807 8/2/1999 0.3723 0.3791 9/2/1999 0.3701 0.3774 10/2/1999 0.3685 0.3765 11/2/1999 0.3667 0.3756 12/2/1999 0.3645 0.3743 1/3/2000 0.3615 0.3724 2/3/2000 0.3599 0.3715 3/3/2000 0.3588 0.3713 4/3/2000 0.3585 0.3714 5/3/2000 0.3567 0.3693 6/3/2000 0.3575 0.37 7/3/2000 0.3573 0.37 8/3/2000 0.3574 0.37 9/3/2000 0.3569 0.3693 10/3/2000 0.356 0.3683 11/3/2000 0.3533 0.3659 12/3/2000 0.3524 0.366 1/4/2001 0.3506 0.3652 2/4/2001 0.3516 0.3669 3/4/2001 0.3509 0.3669 4/4/2001 0.3513 0.3677 5/4/2001 0.3519 0.3682 6/4/2001 0.3532 0.3693 7/4/2001 0.3537 0.3697 8/4/2001 0.3546 0.3698 9/4/2001 0.3546 0.3694 10/4/2001 0.3534 0.3682 11/4/2001 0.3522 0.3676 12/4/2001 0.3508 0.3677 1/5/2002 0.3482 0.3666 2/5/2002 0.3504 0.37 3/5/2002 0.3516 0.3722 4/5/2002 0.3522 0.3735 5/5/2003 0.3524 0.374185775 6/5/2003 0.3529 0.374635368 7/5/2003 0.3541 0.374789183 8/5/2003 0.3548 0.375362122 9/5/2003 0.3544 0.37497421 10/5/2003 0.3535 0.373981823 11/5/2003 0.3528 0.373897757 12/5/2003 0.3529 0.375377757 1/6/2003 0.3556 0.379599078 2/6/2003 0.355 0.3797

Key Operating Expenses Customer Care Expense Average Monthly Cost per Customer and Total Cost $ Millions Comments Customer care is largest O&M expense Outsourced to Alliance Data Systems (ADS) Partnered with ADS to reduce key cost drivers Call volume Call minutes / duration Additional benefits attained through high-grading retail book High-value customers cost less to serve Bad debt is second largest O&M expense More difficult to manage prior to the Natural Gas Consumers Relief Act Initiated a regulated provider to serve low income and credit-challenged customers Portfolio high-grading and collection process improvements implemented to address bad debt Actions reduced bad debt exposure and percentage has been stable for past 24 months 2002 2003 2004 2005 2006 Cost per Customer 4.07 3.52 3.41 3.45 3.45 Total Cost 27.55 23.57 21.82 22.02 22.19 North 45.9 46.9 45 43.9 Bad Debt Expense Bad Debt Expense as a Percent of Revenue 1st Qtr 12/31/1996 0.031 1/31/1997 0.016 2/28/1997 0.043 3/31/1997 0.113 4/30/1997 0.073 5/31/1997 0.084 6/30/1997 0.131 7/31/1997 0.229 8/31/1997 0.095 9/30/1997 0.027 10/31/1997 0.04 11/30/1997 0.028 1/1/1998 0.038 2/1/1998 0.048 3/1/1998 0.056 4/1/1998 0.06 5/1/1998 0.044 6/1/1998 0.047 7/1/1998 0.042 8/1/1998 0.051 9/1/1998 0.045 10/1/1998 0.032 11/1/1998 0.032 12/1/1998 0.034 1/2/1999 0.026 2/2/1999 0.034 3/2/1999 0.025 4/2/1999 0.034 5/2/1999 0.038 6/2/1999 0.003 7/2/1999 0.025 8/2/1999 0.034 9/2/1999 0.003 10/2/1999 0.002 11/2/1999 0.007 12/2/1999 0.02 1/3/2000 0.01 2/3/2000 0.015 3/3/2000 0.016 4/3/2000 0.017 5/3/2000 0.012 6/3/2000 0.017 7/3/2000 0.012 8/3/2000 0.014 9/3/2000 0.016 10/3/2000 0.021 11/3/2000 0.013 12/3/2000 0.008 1/4/2001 0.009 2/4/2001 0.01 3/4/2001 0 4/4/2001 0.015 5/4/2001 0.02 6/4/2001 0 7/4/2001 0.014 8/4/2001 0.008 9/4/2001 0.018 10/4/2001 0.01 11/4/2001 0.01 12/4/2001 0.015 1/5/2002 0.008 2/5/2002 0.012 3/5/2002 0.02 4/5/2002 0.042 5/5/2002 0.021 6/5/2002 0.012 7/5/2002 0.013 8/5/2002 0.012 9/5/2002 0.009 10/5/2002 0.006 11/5/2002 0.009 12/5/2002 0.012 1/6/2003 0.008 2001 2002 2003 2004 2005 2006

Commercial Profitability Drivers Profitability Drivers Priority Strategy Implications Storage Margins Use synthetic puts to lock in margins and participate in upside potential Balance economic opportunities with operational constraints High Most significant earnings lever - dependent on spreads Pipeline Capacity Optimization Leverage interruptible portfolio Maintain relationships with counterparties for secondary releases Optimize daily paths to capture city-gate arbitrage opportunities Moderate Less significant earnings driver, but has higher degree of certainty than storage Portfolio Risk Management Identify and assess risks on a stand-alone basis Evaluate portfolio effect of natural offsets Examples of correlated positions that have natural offsetting potential are: Unhedged inventory and price lag Weather, swing and physical setup High Significant lever to reduce risk management costs using the portfolio effect

Commercial Operations Metric Overview 2004 2005 2006 2007F West 15 22 36.7 29 Natural Offsets - Storage and Lag (Contracts) 2003 2004 2005 2006 2007F 0.735 0.771 0.825 0.84 Economic Storage Gross Margins* ($ Millions) Pipeline Capacity Utilization 2007F 2008F 2002 2003 2004 2005 2006 Current Physical 10 102 147 266 350 405 Financial 0 26 26 45 45 75 Trade Liquidity ($ Millions) $10 $128 $173 $311 $395 $480 * Represents economic contribution of storage exclusive of accounting adjustments such as LOCOM and fixed demand charges

Key Exposures in Deregulated Retail Model Exposure Position Natural Offset Description Management Tools Swing Neutral These exposures are highly correlated and are managed together. Volumetric risk associated with selling full requirements contracts to firm customers. This exposure changes daily and is highly volatile. GDD swaps and options/ physical setup, storage Weather Neutral These exposures are highly correlated and are managed together. Volumetric risk associated with weather variations. Exposure is to warmer-than-normal winter, which results in a complete loss of expected margin. Colder-than-normal winter is beneficial, as it typically results in incremental margin. Retail derivative products, CME weather derivatives/ physical setup Storage Inventory Long Natural offsets. Derivatives used to manage the net position, but will disaggregate the positions when the value of one exposure outweighs the cost of managing the other. Our largest natural long position. Increasing length throughout the summer. Managed to ensure margin capture and winter reliability. Nymex swaps and options Price Effectuation Short Natural offsets. Derivatives used to manage the net position, but will disaggregate the positions when the value of one exposure outweighs the cost of managing the other. Our largest natural short position. Roughly half the firm gas we sell at our monthly price is sold in the subsequent month and is therefore exposed to the floating subsequent month's index. Nymex swaps and options

Exposures in Deregulated Retail Model Exposure Position Natural Offset Description Management Tools Fixed Price Short None A natural short price position created by selling full requirements, fixed price contracts to our customers. Derivatives used to manage these positions. Nymex swaps Supply Reliability Short None Entire 70 Bcf portfolio must be supplied except for Force Majeure declarations. Risk of non-delivery is $30/dt plus cost of gas. Supply diversity through multiple counterparties and geographic dispersion

SouthStar's Hedging Philosophy Risks inherent to retail gas marketing business Commodity price risk (fixed price, inventory, swing) Basis risk Throughput risk Credit risk Each category of risk is identified and evaluated on an isolated, independent basis Identify Risks Control Risks Risks are controlled by: Evaluating the entire portfolio to determine whether natural hedges exist Where natural hedges do not exist, utilize financial derivatives to hedge residual exposures SSE generally prefers to hedge residual exposure with options in order to retain upside potential Option premiums are a finite cost versus the unknown cost / opportunity cost of swaps in isolation

Keys To Continued Growth Capture spreads and manage risks Manage retail customer portfolio Monitor competitor activities Proactively participate in regulatory and market development processes Areas of Focus Element Maintain Operational Focus Strengthen Platform Focus on platform elements that address: Increased competition Greater market sophistication Improved growth opportunities Examples include: Banner Customer Information System upgrade Siebel CRM enhancements Allegro ETRM implementation

Growth Areas Under Development Options Growth Area Strategy Existing Markets Retail - GA Organic Acquire high-value customers New Products / Services to Leverage Customer Base Evaluate and introduce new products and services Acquire and leverage incremental assets Target small muni's in SE Expanded Markets Emerging Retail Markets - OH and FL (C&I) Use multiple entry approaches to identify and capture opportunities - Dominion East Ohio and Vectren SSO - Retail model / market shaping advocacy - Marketing partner relationships - Inorganic opportunities Large C&I Leverage SSE's assets Large C&I Aggregate C&I books and leverage SSE's platform

Conclusions Strong retail organization with capabilities that span customer and asset portfolios Well defined governance, disciplined leadership and effective risk management Operated with focus on the levers that produce financial results Able to apply capabilities, infrastructure and experiences to new opportunities

Questions?